SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 29, 2012

H. J. HEINZ COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	1-3385	25-0542520
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania		15222
(Address of principal executive offices)		(Zip Code)

412-456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GENERAL

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached is H. J. Heinz Company’s press release dated August 29, 2012, furnished herewith as Exhibit 99.1.

This press release presents the Company’s results excluding charges for productivity initiatives.  Such charges include costs associated with targeted workforce reductions, asset write-offs associated with factory closures, and other implementation costs taken in Fiscal 2012 to accelerate growth.  Management believes that this measure provides useful information to investors because it is the profitability measure we use to evaluate earnings performance on a comparable year-over-year basis. The adjustments are charges for non-recurring productivity initiatives that, in management’s judgment, significantly affect the year-over-year assessment of operating results.  In addition, these results are used in reporting to our executive management and as a component of the Board of Director’s measurement of our performance for incentive compensation purposes. These non-GAAP measures should be viewed in addition to, and not in lieu of, the comparable GAAP measures.

This press release presents the business measure of organic sales growth, which is defined as volume plus price or total sales growth excluding the impact of foreign exchange and acquisitions and divestitures. This measure is utilized by senior management to provide investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis. The limitation of this measure is its exclusion of the impact of foreign exchange and acquisitions and divestitures.

This press release also presents certain financial measures and certain outlook on a constant currency basis. Constant currency is defined as the reported amount adjusted for translation (the effect of changes in average foreign exchange rates between the current period and the corresponding prior year), and the impact of current year foreign currency translation hedges. Management refers to growth rates at constant currency so that results can be viewed without the impact of changing foreign currency exchange rates, thereby facilitating period-to-period comparisons of financial results. Management provides outlook on a constant currency basis because of the volatility of foreign exchange rates and because it believes that such presentation facilitates a period-to-period comparison. However, a limitation of the use of the constant currency results as a performance measure is that it does not reflect the impact of exchange rates on financial results when comparing to the prior period. These results should be considered in addition to, not as a substitute for, results reported in accordance with GAAP.

Disclosed on Exhibit 99.1 is supplemental information regarding reconciliation and calculation of the non-GAAP measures discussed above in connection with the financial results for the first quarter ended July 29, 2012 and July 27, 2011, respectively.

ITEM 7.01  REGULATION FD

Attached and furnished as Exhibit 99.2 is a five-year unaudited Summary of Financial Statements that is also being posted in connection with the Company’s investor and analyst call on August 29, 2012.  This five-year summary reflects recast financial information which reports the operating results of the U.S. Foodservice frozen desserts business, which was sold during the first quarter of Fiscal 2013, in discontinued operations for all periods presented.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit Number

(Referenced to

Item 601 of

Regulation S-K)	Description of Exhibit
99.1	H. J. Heinz Company Press Release dated August 29, 2012
99.2	H. J. Heinz Company Summary of Financial Results dated August 29, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H. J. HEINZ COMPANY

By:	/s/ Arthur B. Winkleblack
Arthur B. Winkleblack Executive Vice President and Chief Financial Officer

Dated: August 29, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	H. J. Heinz Company Press Release dated August 29, 2012
99.2	H. J. Heinz Company Summary of Financial Results dated August 29, 2012